UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 12, 2005



                      INSIGHT COMMUNICATIONS COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                      0-26677                    13-4053502
(State of incorporation)       (Commission File No.)            (IRS Employer
                                                             Identification No.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 12, 2005, Insight Communications Company, Inc. (the "Registrant") entered into a Second Supplemental Indenture (the "Supplemental Indenture") with The Bank of New York, as Trustee (the "Trustee"), to the Indenture, dated as of February 6, 2001 (as supplemented by the First Supplemental Indenture dated as of January 14, 2004, the "Indenture"), between the Registrant and the Trustee, providing for the issue of the Registrant's 12 1/4% Senior Discount Notes Due 2011 (the "Notes").

     The Supplemental Indenture provides that, subject to payment of the Consent Payment (as defined in the Supplemental Indenture) on or before the Consent Payment Date (as defined in the Supplemental Indenture) relating to the Registrant's consent solicitation with respect to the Notes having expired on October 12, 2005, the provisions of Section 4.15 of the Indenture are waived with respect to the execution and delivery of the Agreement and Plan of Merger dated July 28, 2005, relating to the proposed merger (the "Proposed Merger") of Insight Acquisition Corp. with and into the Registrant and the other agreements and instruments executed and delivered in connection therewith and the consummation of the transactions contemplated thereby.

     The Supplemental Indenture further provides that in the event the Proposed Merger is not consummated on or prior to the Termination Date and the Consent Payment is not made, the Waiver (as defined in the Supplemental Indenture) and
Section 2 of the Supplemental Indenture will have no further effect.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

    EXHIBIT NO.     DESCRIPTION

        4.1 Second Supplemental Indenture, dated as of October 12, 2005, between the Registrant and The Bank of New York

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INSIGHT COMMUNICATIONS COMPANY, INC.



Dated: October 18, 2005                 By:  /s/ John Abbot
                                             -------------------------------
                                             JOHN ABBOT
                                             Senior Vice President
                                                and Chief Financial Officer